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UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 17, 2005


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01  Entry into a Material Definitive Agreement

On February 17, 2005 the Compensation Committee (the "Committee") of the Board of Directors of Nordstrom, Inc. (the "Company") approved the following executive compensation payouts to the Company's named executive officers:


				        2002-2005
			             Performance Share
				      Unit Payout (#)
Named Executive Officer		           (1)
-----------------------------------------------------------------------------
Blake W. Nordstrom	                 14,787.50
President

Peter E. Nordstrom		          8,626.25
Executive Vice President

Erik B. Nordstrom 			  4,337.50
Executive Vice President

Michael G. Koppel		          8,010.00
Executive Vice President

James R. O'Neal				  8,010.00
Executive Vice preisdent

-----------------------------------------------------------------------------

(1) The Nordstrom, Inc. 1997 Stock Option Plan, as amended (the "Plan"), which was filed as Exhibit 10.1 to the Company's Form 10-Q for the quarter ended August 2, 2003, provides for the grant of performance share units which entitle the participant to settle in shares of Company Common Stock or cash in lieu thereof upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. Performance share units are generally granted in the first quarter of the Company's fiscal year and are earned over a three-year period only when the Company's total shareholder return is positive and outperforms companies in a pre-defined group of retail peers.

On February 17, 2005, the Committee certified that the Company's performance goals had been achieved during the three-year performance cycle that began on February 1, 2002. As a result, those performance share units granted on February 1, 2002 vested at 125% of the original grant amount. Each performance share entitles the holder to the current value of one Common Share as of January 31, 2005 ($48.25). Attached hereto as Exhibit 10.1 is the form of 2002 notice of award of performance share units. Attached hereto as
Exhibit 10.2 is the form of 2002 performance share unit award agreement.








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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
						Vice President, Real Estate
						and Corporate Secretary


Dated: February 24, 2005







































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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

10.1	       Form of 2002 Notice of Award of Performance Share Units

10.2	       Form of 2002 Performance Share Unit Award Agreement

10.3	       Nordstrom, Inc. 1997 Stock Option Plan, as Amended,
               incorporated by reference to Exhibit 10.1 to the Company's Form 10-Q for the quarter ended August 2, 2003.